                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                        within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                          DOCUMENT   EXPLANATION
            REQUIRED DOCUMENTS                 FORM NO.   ATTACHED    ATTACHED
-------------------------------------------    --------   --------   -----------
Debtor Affirmations                            MOR - 1      Yes
Schedule of Cash Receipts and Disbursements    MOR - 2      Yes
Bank Account Reconciliations                   MOR - 2      Yes
Statement of Operations                        MOR - 3      Yes
Balance Sheet                                  MOR - 4      Yes
Status of Postpetition Taxes                   MOR - 5      Yes
Summary of Unpaid Postpetition Debts           MOR - 5      Yes
Listing of aged accounts payable               MOR - 5      N/A
Schedule of Insurance - Listing of Policies    MOR - 6      Yes

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON STORES, INC.
---------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                   12/3/2003
----------------------------------                                    ---------
Signature of Authorized Individual                                    Date

Paul W. Gilbert                                                    Vice Chairman
-------------------------------------             ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

12/3/03                                                                 Form MOR

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                               DEBTOR AFFIRMATION

               AS DEBTOR IN POSSESSION, I AFFIRM:                  TRUE   FALSE
--------------------------------------------------------------------------------
1.  That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in
effect.                                                             X

2.  That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Reporting
Requirements, are current.                                          X

3.  No professional fees (accountant, attorneys, etc.) have
been paid without specific court authorization. If no, provide
an explanation below.                                               X

Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
---------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                    12/3/2003
----------------------------------                                     ---------
Signature of Authorized Individual                                     Date

Paul W. Gilbert                                                    Vice Chairman
-------------------------------------             ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

12/3/03                              Page 2 of 12                     Form MOR-1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                                                                             CUMULATIVE FILING TO
                                                           BANK ACCOUNTS                   CURRENT MONTH            DATE
                                              OPERATING                                        ACTUAL              ACTUAL
                                              ---------    ----------    -----    -----   ---------------    --------------------
CASH - BEGINNING OF MONTH                     $       -    $        -    $   -    $   -   $ 40,206,914.60    $       4,655,262.26

RECEIPTS                                      SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                                    -             -        -        -        33,340,894             583,371,074
INTEREST INCOME                                       -             -        -        -            18,235                 268,253
ACCOUNTS RECEIVABLE - CREDIT & COLL.                  -             -        -        -                 -               1,441,319
ACCOUNTS RECEIVABLE - LOCKBOX                         -             -        -        -                 -              87,262,187
RETAIL STORE DEPOSITS                                 -             -        -        -                 -              42,120,269
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS        -             -        -        -                 -             149,281,644
REVOLVER BORROWINGS - FLEET                           -             -        -        -                 -             163,221,961
RETURN ITEMS REDEPOSITED                              -             -        -        -                 -                  32,954
MISCELLANEOUS                                         -             -        -        -             1,663               7,524,007
BANKCARD CASH RECEIPTS                                -             -        -        -                 -             103,709,267
EMPLOYEE BENEFIT PLANS                                -             -        -        -                 -                 287,173
CORPORATE INCOME TAX REFUND                           -             -        -        -           238,265               3,089,801
                                              ---------    ----------    -----    -----   ---------------    --------------------
   TOTAL RECEIPTS                             $       -    $        -    $   -    $   -   $    33,599,057    $      1,141,609,908
                                              ---------    ----------    -----    -----   ---------------    --------------------

DISBURSEMENTS                                 SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                                    -             -        -        -        33,340,894             586,084,789
ELECTRONIC PAYROLL TAXES PAYMENTS                     -             -        -        -            18,721              16,228,377
PAYROLL                                               -             -        -        -            39,421              46,461,295
PAYMENTS/TRANSFERS TO LIQUIDATORS                     -             -        -        -                 -              36,818,422
VENDOR PAYMENTS                                       -             -        -        -           238,322             131,622,154
ELECTRONIC SALES TAX PAYMENTS                         -             -        -        -                 -              14,640,476
REVOLVER FEES AND INTEREST - FLEET                    -             -        -        -                 -               5,421,961
RECEIPTS APPLIED TO REVOLVER BALANCE                  -             -        -        -                 -             257,525,534
CUSTOMER REFUNDS                                      -             -        -        -                 -               2,093,326
EMPLOYEE BENEFIT PLAN PAYMENTS                        -             -        -        -                 -               8,112,333
CORPORATE INCOME TAX PAYMENTS                         -             -        -        -                 -                  77,050
BANK FEES                                             -             -        -        -               445                 396,432
RETURN ITEMS                                          -             -        -        -                 -                 530,806
MISCELLANEOUS                                         -             -        -        -                 -                  84,046
                                                      -             -        -        -                 -                       -
                                              ---------    ----------    -----    -----   ---------------    --------------------
   TOTAL DISBURSEMENTS                        $       -    $        -    $   -    $   -        33,637,802           1,106,097,002
                                              ---------    ----------    -----    -----   ---------------    --------------------
NET CASH FLOW                                 $       -    $        -    $   -    $   -   $       (38,746)   $         35,512,906
                                              ---------    ----------    -----    -----   ---------------    --------------------

CASH - END OF MONTH                           $       -    $        -    $   -    $   -   $    40,168,169    $         40,168,169
                                              ---------    ----------    -----    -----   ---------------    --------------------

DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                              $ 33,637,802
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                            $ 33,340,894
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                          $          -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                  $    296,909

12/3/03                              Page 3 of 12                     Form MOR-2

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                        COMERICA BANK                               FLEET
                                                ---------------------------------------------------------------  ------------
                                                 PAYROLL        FLEX         VEBA      CONCENTR.      FUNDING      CUSTOMER
                                                1851132363   1840425811   1840427643   1149003715   1850803196    9419400055
                                                ----------   ----------   ----------   ----------   -----------  ------------
Cash - Beg                                      $   10,992   $    5,527   $   12,265   $   44,962   $ 7,111,932  $ 33,021,236

Receipts
Internal Transfers                                  44,101            -            -      264,579    33,032,214             -
Interest Income                                          -            -            -            -         6,813        11,422
Accounts Receivable - Credit/Collections                 -            -            -            -             -             -
Accounts Receivable - Lockbox                            -            -            -            -             -             -
Retail Cash/Check Sales & J-Card Store Payments          -            -            -            -             -             -
Asset Dispositions & Payments from Liquidators           -            -            -            -             -             -
Revolver Borrowings - Fleet                              -            -            -            -             -             -
Return Items Redeposited                                 -            -            -            -             -             -
Misc Deposits/Credits                                    -            -            -            -        16,663             -
Bankcard Receipts                                        -            -            -            -             -             -
Employee Benefit Plans - Payments from Providers         -            -            -            -             -             -
Corporate Income Tax Refund                              -            -            -            -       238,265             -
                                                ----------   ----------   ----------   ----------   -----------  ------------
Total Receipts                                  $   44,101   $        -   $        -   $  264,579   $33,278,955  $     11,422
                                                ----------   ----------   ----------   ----------   -----------  ------------
Disbursements
Internal Transfers                                       -            -            -            -       308,680    33,032,214
Electronic Payroll Tax / Withholding Payments            -            -            -       16,450         2,271             -
Payroll                                             39,421            -            -            -             -             -
Payments/Transfers to Liquidators                        -            -            -            -             -             -
Vendor Payments                                          -            -            -      238,322             -             -
Electronic Sales Tax Payments                            -            -            -            -             -             -
Revolver Fees and Interest - Fleet                       -            -            -            -             -             -
Receipts applied to Revolver Balance - Fleet             -            -            -            -             -             -
Customer Refunds                                         -            -            -            -             -             -
Employee Benefit Plan Payments                           -            -            -            -             -             -
Corporate Income Tax Payments                            -            -            -            -             -             -
Bank Fees                                                -            -            -            -             -           445
Return Items                                             -            -            -            -             -             -
Miscellaneous                                            -            -            -            -             -             -

                                                ----------   ----------   ----------   ----------   -----------  ------------
Total Disbursements                             $   39,421   $        -   $        -   $  254,772   $   310,951  $ 33,032,658
                                                ----------   ----------   ----------   ----------   -----------  ------------

Net Cash Flow                                   $    4,680   $        -   $        -   $    9,807   $32,968,003  $(33,021,236)
                                                ----------   ----------   ----------   ----------   -----------  ------------

Cash End of Month                               $   15,672   $    5,527   $   12,265   $   54,769   $40,079,936  $          -
                                                ----------   ----------   ----------   ----------   -----------  ------------

                                                       CURRENT
                                                       MONTH
                                                       TOTAL
                                                    ------------
Cash - Beg                                          $ 40,206,915

Receipts
Internal Transfers                                    33,340,894
Interest Income                                           18,235
Accounts Receivable - Credit/Collections                       -
Accounts Receivable - Lockbox                                  -
Retail Cash/Check Sales & J-Card Store Payments                -
Asset Dispositions & Payments from Liquidators                 -
Revolver Borrowings - Fleet                                    -
Return Items Redeposited                                       -
Misc Deposits/Credits                                      1,663
Bankcard Receipts                                              -
Employee Benefit Plans - Payments from Providers               -
Corporate Income Tax Refund                              238,265
                                                    ------------
Total Receipts                                      $ 33,599,057
                                                    ------------
Disbursements
Internal Transfers                                    33,340,894
Electronic Payroll Tax / Withholding Payments             18,721
Payroll                                                   39,421
Payments/Transfers to Liquidators                              -
Vendor Payments                                          238,322
Electronic Sales Tax Payments                                  -
Revolver Fees and Interest - Fleet                             -
Receipts applied to Revolver Balance - Fleet                   -
Customer Refunds                                               -
Employee Benefit Plan Payments                                 -
Corporate Income Tax Payments                                  -
Bank Fees                                                    445
Return Items                                                   -
Miscellaneous                                                  -
                                                    ------------
Total Disbursements                                 $ 33,637,802
                                                    ------------

Net Cash Flow                                       $    (38,746)
                                                    ------------

Cash End of Month                                   $ 40,168,169
                                                    ------------

12/3/03                              Page 4 of 12                     Form MOR-2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                               BANK RECONCILIATION

JACOBSON STORES, INC.

                                          BANK ACCOUNTS
                             ----------------------------------------
BALANCE PER BOOKS            $        -    $       -    $   -    $  -
Bank Balance                 SEE ATTACHED SCHEDULE B        -       -
Plus: Deposits In Transit             -            -        -       -
Less: Outstanding Checks              -            -        -       -
Other                                 -            -        -       -
ADJUSTED BANK BALANCE        $        -    $       -    $   -    $  -

OTHER
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

12/3/03                              Page 5 of 12         Form MOR-2 (continued)

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                        COMERICA BANK                               FLEET
                                                ---------------------------------------------------------------  ------------
                                                 PAYROLL        FLEX         VEBA      CONCENTR.      FUNDING      CUSTOMER
                                                1851132363   1840425811   1840427643   1149003715   1850803196    9419400055
                                                ----------   ----------   ----------   ----------   -----------  ------------
Balance Per Books                               $    1,000                             $   28,507   $40,079,936

Bank Balance                                        15,672        5,527       12,265       54,769    40,079,936             -
Plus:  Deposits in Transit - Booked Not Banked           -            -            -            -             -             -
Less:  Outstanding Checks/Wire Transfers           (14,879)      (5,227)     (13,467)     (26,262)            -             -
Less:  Outstanding Internal Transfers                    -            -            -            -             -             -
Less:  Deposits in Transit - Banked not Booked           -            -            -            -             -             -
Misposted Entries                                        -            -            -            -             -             -
Checks issued not on Books                               -            -            -            -             -             -
Interest Income not on Books                             -            -            -            -             -             -
Return of Direct Deposit Funds not on Books              -            -            -            -             -             -
Checks Cleared not O/S on Books                          -            -            -            -             -             -
Overdraft Charges not on Books                           -            -            -            -             -             -
Returned Items                                           -            -            -            -             -             -
Interest Expense not on Books                            -            -            -            -             -             -
Bank Fees/Debits not on Books                            -            -            -            -             -             -
Misc Deposit/Credit not on Books                         -            -            -            -             -             -
Bankcard Fees not on Books                               -            -            -            -             -             -
Bankcard Debits on Books not Bank                        -            -            -            -             -             -
Misc variance                                            -            -            -            -             -             -

Adjusted Bank Balance                           $      793   $      300   $   (1,187)  $   28,507   $40,079,936  $          -

                                                   TOTAL
                                                ------------
Balance Per Books                               $ 40,109,443

Bank Balance                                      40,168,169
Plus:  Deposits in Transit - Booked Not Banked             -
Less:  Outstanding Checks/Wire Transfers             (59,834)
Less:  Outstanding Internal Transfers                      -
Less:  Deposits in Transit - Banked not Booked             -
Misposted Entries                                          -
Checks issued not on Books                                 -
Interest Income not on Books                               -
Return of Direct Deposit Funds not on Books                -
Checks Cleared not O/S on Books                            -
Overdraft Charges not on Books                             -
Returned Items                                             -
Interest Expense not on Books                              -
Bank Fees/Debits not on Books                              -
Misc Deposit/Credit not on Books                           -
Bankcard Fees not on Books                                 -
Bankcard Debits on Books not Bank                          -
Misc variance                                             15
                                                           -
Adjusted Bank Balance                           $ 40,108,349

12/3/03                              Page 6 of 12                     Form MOR-2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                           STATEMENT OF OPERATIONS**
                             (dollars in thousands)

                                                             Period           Month          Fiscal          Cumulative
                                                             Ended            Ended         Year 2003      Filing to date
                                                            02/01/03        10/31/03         to date           Totals
                                                           -----------     -----------     -----------     --------------
Net Sales                                                  $   155,128     $         -     $         -     $      155,128

Cost of Goods Sold                                            (110,796)              -               -           (110,796)
                                                           -----------     -----------     -----------     --------------

Gross Profit                                                    44,332               -               -             44,332

Operating Expenses                                             (68,723)            (83)           (967)           (69,690)
                                                           -----------     -----------     -----------     --------------

Operating Income / (Loss)                                      (24,391)            (83)           (967)           (25,358)

Interest Income / (Expense), net                                (2,221)             18             154             (2,067)

Other Income / (Expense)                                       (60,416)            187          (1,403)           (61,819)
                                                           -----------     -----------     -----------     --------------

Net Income / (Loss) b/4 Restructuring Costs and Taxes          (87,028)            122          (2,216)           (89,244)

Reorganization / Liquidation Expenses                          (14,662)            (24)         (2,092)           (16,754)

Income Taxes - Benefit / (Expense)                                 521               -             238                759
                                                           -----------     -----------     -----------     --------------
Net Income / (Loss)                                         $ (101,169)    $        98     $    (4,070)    $     (105,239)
                                                           ===========     ===========     ===========     ==============

**NOTE: The financial statements contained in this report un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

12/3/03                           Page 7 of 12                      Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                                BALANCE SHEET **
                             (dollars in thousands)

                        ASSETS
 CURRENT ASSETS:
 CASH AND CASH EQUIVALENTS                            $  40,108
 ACCOUNTS RECEIVABLE, NET                                     0
 DUE FROM VENDORS, NET                                      371
 INTERCOMPANY RECEIVABLE                                      0
 INVENTORIES                                                  0
 DEFERRED FINANCING                                           0
 PREPAID INSURANCE                                            0
 LANDLORD DEPOSITS                                          213
 REFUNDABLE TAXES                                             0
 OTHER PREPAIDS                                               0
                                                      ---------
                                  SUBTOTAL               40,692

 TOTAL PROPERTY, PLANT & EQUIPMENT                            0
 LESS: ACCUMULATED DEPRECIATION                               0
                                                      ---------
          PROPERTY, PLANT & EQUIPMENT, NET                    -

 OTHER ASSETS:
 LIFE INSURANCE - CSV                                         0
 EQUITY IN SUBS                                           2,100
 PREPAID PENSION                                              0
 PROFESSIONAL RETAINERS                                     368
 COLLATERALIZED LETTERS OF CREDIT                           513
 OTHER                                                       13
                                                      ---------
                                  SUBTOTAL                2,994
                                                      ---------
 TOTAL ASSETS                                         $  43,686
                                                      =========

12/3/03                           Page 8 of 12                      Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                                BALANCE SHEET **
                             (dollars in thousands)

           LIABILITIES & STOCKHOLDERS' EQUITY
 CURRENT LIABILITIES - POST-PETITION:
 ACCOUNTS PAYABLE                                     $       -
 ACCRUED PAYROLL                                              9
 ACCRUED PAYROLL TAXES                                        1
 ACCRUED PROPERTY TAXES                                       0
 ACCRUED STATE INCOME TAXES                                   0
 ACCRUED PROFESSIONAL FEES                                  575
 ACCRUED RENT/LEASE                                         177
 ACCRUED INTEREST                                             0
 RESTRUCTURING / STORE CLOSING RESERVE                      855
 ACCRUED VACATION                                            86
 ACCRUED MEDICAL / HOSPITAL                                 915
 ACCRUED CUSTOMER GIFT CARD BALANCES                      1,861
 ACCRUED WORKERS COMPENSATION                               509
 ACCRUED OTHER                                              286
                                                      ---------
                                  SUBTOTAL                5,274

 OTHER LIABILITIES - POST-PETITION:
 INTERCOMPANY LIABILITIES                                76,293
 OTHER LIABILITIES                                            0
                                                      ---------
                                  SUBTOTAL               76,293
                                                      ---------

 TOTAL CURRENT LIABILITIES - POST-PETITION               81,567

 LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
 ACCOUNTS PAYABLE - MERCHANDISE                          29,963
 ACCOUNTS PAYABLE - EXPENSE                              10,425
 ACCOUNTS PAYABLE - PROPERTY TAXES                          544
 ACCOUNTS PAYABLE - OTHER                                   500
                                                      ---------
                                  SUBTOTAL               41,432

 LIABILITIES SUBJECT TO COMPROMISE - OTHER:
 RESTRUCTURING / STORE CLOSING RESERVE                    8,828
 ACCRUED PROPERTY TAXES                                   2,269
 ACCRUED GOM CAPITAL LEASE OBLIGATION                         0
 ACCRUED WORKERS COMPENSATION                             2,230
 OFFICER'S DEFERRED COMPENSATION                            415
 ACCRUED VACATION                                            62
 ACCRUED INTEREST                                         1,079
 DEBENTURES                                              24,376
 MORTGAGES                                                    0
 OTHER LIABILITIES                                            0
                                                      ---------
                                  SUBTOTAL               39,259
                                                      ---------
 TOTAL LIABILITIES SUBJECT TO COMPROMISE                 80,691

                                                      ---------

 TOTAL LIABILITIES                                      162,258

 STOCKHOLDERS' EQUITY:
 COMMON STOCK                                             5,975
 PAID IN SURPLUS                                          7,201
 TREASURY STOCK                                            (399)
 RETAINED EARNINGS, BEGINNING                          (127,279)
 CURRENT PERIOD EARNINGS                                 (4,070)
                                                      ---------
                                  SUBTOTAL             (118,572)
                                                      ---------
 TOTAL LIABILITIES & STOCKHOLDERS' EQUITY             $  43,686
                                                      =========

**NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

12/3/03                           Page 9 of 12                      Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                         SUMMARY OF POSTPETITION TAXES

JACOBSON STORES, INC.

                           BEGINNING TAX   AMOUNT WITHHELD OR                                                             ENDING TAX
                             LIABILITY          ACCRUED         AMOUNT PAID         DATE PAID          CHECK NO. OR EFT   LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL

Withholding                $           -   $           21,673   $    14,208   SEE SUMMARY SCHEDULE C                      $    7,466

FICA - Employee                        -                1,742         1,121   SEE SUMMARY SCHEDULE C                             621

FICA - Employer                        -                1,742         1,121   SEE SUMMARY SCHEDULE C                             621

Unemployment                           -                    -             -   SEE SUMMARY SCHEDULE C                               -

Income                                 -                    -             -                                                        -

Other:                                 -                    -             -                                                        -

   TOTAL FEDERAL TAXES                 -               25,157        16,450                                                    8,707

STATE AND LOCAL

Withholding                            -                3,448         2,271   SEE SUMMARY SCHEDULE C                           1,177

Sales & Use                            -                    -             -                                                        -

Unemployment                           -                    -             -   SEE SUMMARY SCHEDULE C                               -

Real Property                          -                    -             -                                                        -

Personal Property                      -                    -             -                                                        -

Income                                 -                    -             -   SEE SUMMARY SCHEDULE C                               -

Other:                                 -                    -             -                                                        -

   TOTAL STATE AND LOCAL               -                3,448         2,271                                                    1,177

TOTAL TAXES PAYABLE        $           -   $           28,606   $    18,721                                               $    9,884

REFUNDABLE TAXES           $    (233,265)                   -      (233,265)                                              $        -


                       SUMMARY OF UNPAID POSTPETITION DEBTS

                                                              NUMBER OF DAYS PAST DUE
                                                      ---------------------------------------
                                          CURRENT       0 - 30        31 - 60       61 +         DISCOUNTS       TOTAL
                                        -----------   -----------   -----------   -----------   -----------   -----------
Accounts Payable - Merchandise          $         -   $         -   $         -   $         -   $         -             -

Accounts Payable - Non-Merchandise                -             -             -             -             -             -

Accrued Payroll                               9,000             -             -             -                       9,000

Accrued Taxes                                 1,000             -             -             -                       1,000

Accrued Professional Fees                   575,000             -             -             -                     575,000

Accrued Rent / Leases                       177,000             -             -             -                     177,000

Restructuring / Store Closing Reserve       855,000             -             -             -                     855,000

Accrued Vacation                             86,000             -             -             -                      86,000

Accrued Medical / Hospital                  915,000             -             -             -                     915,000

Accrued Customer Gift Card Balances       1,861,000             -             -             -                   1,861,000

Accrued Workers Compensation                509,000             -             -             -                     509,000

Accrued Other                               286,000             -             -             -                     286,000

Other (excluding Interco. payable)                -             -             -             -                           -
                                        -----------   -----------   -----------   -----------   -----------   -----------
TOTAL POSTPETITION DEBTS                $ 5,274,000   $         -   $         -   $         -   $         -   $ 5,274,000
                                        -----------   -----------   -----------   -----------   -----------   -----------

If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

________________________________________________________________________________

________________________________________________________________________________

12/3/03                           Page 10 of 12                     Form MOR - 5

TAXES - SCHEDULE C: LISTING OF FEDERAL TAX PAYMENTS

FEDERAL WITHHOLDING & FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS      AMOUNT     CHECK/EFT NO.     DATE     ADD'L COMMENTS
  941 Deposit                                                       $   8,716     30972435      10/06/03
  941 Deposit                                                           7,734     32575644      10/20/03
                                                                    ---------
                                                                    $  16,450
                                                                    ---------
UNEMPLOYMENT - LISTING OF PAYMENTS

  940 Deposit - FUTA                                                $       -
                                                                    ---------
                                                                    $       -
                                                                    ---------
STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS

  Michigan - Employee State Withholding                             $   1,177    2750267653     10/06/03
  Michigan - Employee State Withholding                                 1,095    2890280689     10/20/03
  Jackson, Michigan - Employee Local Withholding                          357       1026987     10/29/03
                                                                    ---------
                                                                    $   2,628
                                                                    ---------
UNEMPLOYMENT - LISTING OF PAYMENTS
   SUTA:
   Michigan                                                         $       -
                                                                    ---------
                                                                    $       -
                                                                    ---------

SALES & USE TAX - LISTING OF PAYMENTS

                                                                    $       -
                                                                    ---------
                                                                    $       -
                                                                    ---------
STATE INCOME TAXES

                                                                    $       -
                                                                    ---------
                                                                    $       -
                                                                    ---------
REAL ESTATE/ PERSONAL TAXES

                                                                    $       -
                                                                    ---------
                                                                    $       -
                                                                    ---------

12/3/03                           Page 11 of 12                     Form MOR - 5

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: October 1, 2003 to October 31, 2003

                               INSURANCE SUMMARY

                                                                   PREMIUMS
                                                   POLICY        PAID THROUGH
    POLICY TYPE         INSURER/POLICY NO.         PERIOD          EXP. DATE       DEDUCTIBLE                   LIMITS
--------------------  ----------------------  -----------------  ------------  ------------------  ---------------------------------
Umbrella Liability    St. Paul Insurance Co.  08/01/03-07/31/04     Yes        $0                  $1,000,000 Each Occurrence
                      CK02102387                                                                   $1,000,000 Prod. Aggregate
                                                                                                   $1,000,000 Aggregate

General Liability     St. Paul Insurance Co.  08/01/03-07/31/04     Yes        $0                  $1,000,000 Each Occurrence
                      CK02102387                                                                   $2,000,000. General Aggregate
                                                                                                   $2,000,000 Products Aggregate
                                                                                                   $1,000,000 Personal & Adv. injury

Automobile            St. Paul Insurance Co.  08/01/03-07/31/04     Yes        None                $1,000,000 Liability / UM-UIM
                      CK02102387                                               $100 Comprehensive  Physical Damage
                                                                               $1,000 Collision    Physical Damage

Workers Comp. - MI    St. Paul Insurance Co.   5/4/03 -  5/4/04      No                            $1,000,000 Bodily Injury by
                      WVA2102876                                                                              Accident
                                                                                                   $1,000,000 Bodily Injury by
                                                                                                              Disease
Directors & Officers  XL Insurance            06/01/03-05/31/04     Yes        $250,000            $1,000,000 each claim/aggregate
                      Binder issued: policy
                      # pending

12/3/03                           Page 12 of 12                     Form MOR - 6

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                             DOCUMENT     EXPLANATION
             REQUIRED DOCUMENTS                 FORM NO.     ATTACHED       ATTACHED
-------------------------------------------     --------     --------     -----------
Debtor Affirmations                             MOR - 1        Yes

Schedule of Cash Receipts and Disbursements     MOR - 2        Yes

Bank Account Reconciliations                    MOR - 2        Yes

Statement of Operations                         MOR - 3        Yes

Balance Sheet                                   MOR - 4        Yes

Status of Postpetition Taxes                    MOR - 5        N/A

Summary of Unpaid Postpetition Debts            MOR - 5        N/A

Listing of aged accounts payable                MOR - 5        N/A

Schedule of Insurance - Listing of Policies     MOR - 6        N/A

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON STORES REALTY COMPANY
------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                    12/3/2003
----------------------------------                                --------------
Signature of Authorized Individual                                Date

Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

12/3/03                                                                 Form MOR

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                               DEBTOR AFFIRMATION

                     AS DEBTOR IN POSSESSION, I AFFIRM:                         TRUE    FALSE
----------------------------------------------------------------------------    ----    -----
1.  That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                           X

2.  That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                  X

3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.               X

Additional Explanation (if necessary):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON STORES REALTY COMPANY
------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                   12/3/2003
----------------------------------                               --------------
Signature of Authorized Individual                               Date

Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

12/3/03                           Page 2 of 7                       Form MOR - 1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES REALTY COMPANY

                                                                                                CURRENT       CUMULATIVE
                                                  COMERICA                                       MONTH      FILING TO DATE
                                                 1840421992                                      ACTUAL         ACTUAL
                                                 ----------   --------   --------   --------   ----------   --------------
CASH - BEGINNING OF MONTH                        $   12,600   $      -   $      -   $      -   $   12,600   $      104,726

RECEIPTS

INTERNAL TRANSFERS                                        -          -          -          -            -        1,167,760

INTEREST INCOME                                           -          -          -          -            -              253

ACCOUNTS RECEIVABLE - CREDIT & COLL.                      -          -          -          -            -                -

ACCOUNTS RECEIVABLE - LOCKBOX                             -          -          -          -            -                -

RETAIL STORE DEPOSITS                                     -          -          -          -            -                -

ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS            -          -          -          -            -           34,754

REVOLVER BORROWINGS - FLEET                               -          -          -          -            -                -

RETURN ITEMS REDEPOSITED                                  -          -          -          -            -                -

MISCELLANEOUS                                             -          -          -          -            -          306,413

BANKCARD CASH RECEIPTS                                    -          -          -          -            -                -

EMPLOYEE BENEFIT PLANS                                    -          -          -          -            -                -
                                                 ----------   --------   --------   --------   ----------   --------------
   TOTAL RECEIPTS                                $        -   $      -   $      -   $      -   $        -   $    1,509,181
                                                 ----------   --------   --------   --------   ----------   --------------
DISBURSEMENTS

INTERNAL TRANSFERS                                        -          -          -          -            -          679,318

ELECTRONIC PAYROLL TAXES PAYMENTS                         -          -          -          -            -                -

PAYROLL                                                   -          -          -          -            -                -

COMMERCIAL LOAN PAYMENTS                                  -          -          -          -            -          527,725

VENDOR PAYMENTS                                           -          -          -          -            -          106,856

ELECTRONIC SALES TAX PAYMENTS                             -          -          -          -            -                -

RECEIPTS APPLIED TO REVOLVER BALANCE                      -          -          -          -            -                -

CUSTOMER REFUNDS                                          -          -          -          -            -                -

EMPLOYEE BENEFIT PLAN PAYMENTS                            -          -          -          -            -                -

BANK FEES                                                 -          -          -          -            -              116

RETURN ITEMS                                              -          -          -          -            -            2,500

MISCELLANEOUS                                             -          -          -          -            -            3,050

CORPORATE INCOME TAXES                                    -          -          -          -            -          281,741
                                                 ----------   --------   --------   --------   ----------   --------------
   TOTAL DISBURSEMENTS                           $        -   $      -   $      -   $      -            -        1,601,307
                                                 ----------   --------   --------   --------   ----------   --------------
NET CASH FLOW                                    $        -   $      -   $      -   $      -   $        -   $      (92,126)
                                                 ----------   --------   --------   --------   ----------   --------------
CASH - END OF MONTH                              $   12,600   $      -   $      -   $      -   $   12,600   $       12,600
                                                 ----------   --------   --------   --------   ----------   --------------

DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                         $        -

     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                -

     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                              -

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                             $        -

12/3/03                           Page 3 of 7                       Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                              BANK RECONCILIATION

JACOBSON STORES REALTY COMPANY

                                                   COMERICA
                                                  1840421992                                                 TOTAL
                                                  ----------     ----------    ----------    ----------    ---------
BALANCE PER BOOKS                                 $   12,600     $        -    $        -    $        -    $  12,600

Bank Balance                                          12,600              -             -             -       12,600

Plus: Deposits In Transit - Booked not Banked              -              -             -             -            -

Less: Outstanding Checks/Wire Transfers                    -              -             -             -            -

Other                                                      -              -             -             -            -
                                                  ----------     ----------    ----------    ----------    ---------
ADJUSTED BANK BALANCE                             $   12,600     $        -    $        -    $        -    $  12,600
                                                  ----------     ----------    ----------    ----------    ---------

OTHER

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

12/3/03                           Page 4 of 7           Form MOR - 2 (continued)

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)

                                         Period      Month       Fiscal        Cumulative
                                         Ended       Ended      Year 2003    Filing to date
                                        02/01/03    10/31/03     to date         Totals
                                        ---------   --------    ---------    --------------
Rental Income                           $  3,389     $     -    $       -    $        3,389

Interest Expense                          (1,683)          -            -            (1,683)

Depreciation                              (1,271)          -            -            (1,271)

Taxes, Other than Income                    (258)          -            -              (258)

Other Income / (Expense)                  28,472           -        1,458            29,930
                                        --------    --------    ---------    --------------

Net Income / (Loss) b/4 Income Taxes      28,649           -        1,458            30,107

Income Taxes - Benefit / (Expense)             -           -          (75)              (75)

                                        --------    --------    ---------    --------------
Net Income / (Loss)                     $ 28,649    $      -    $   1,383    $       30,032
                                        ========    ========    =========    ==============

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

12/3/03                           Page 5 of 7                       Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                                BALANCE SHEET**
                             (dollars in thousands)

                                     ASSETS

CURRENT ASSETS
CASH AND CASH EQUIVALENTS                                                                      $     12
ACCOUNTS RECEIVABLE, NET                                                                             20
DUE FROM VENDORS, NET                                                                                 0
INTERCOMPANY RECEIVABLE                                                                          67,771
INVENTORIES                                                                                           0
DEFERRED FINANCING                                                                                    0
PREPAID INSURANCE                                                                                     0
LANDLORD DEPOSITS                                                                                     0
REFUNDABLE TAXES                                                                                      0
OTHER PREPAIDS                                                                                        0
                                                                                               --------
TOTAL CURRENT ASSETS                                                                             67,803

TOTAL PROPERTY, PLANT & EQUIPMENT                                                                     0
LESS: ACCUMULATED DEPRECIATION                                                                        0
                                                                                               --------
                       PROPERTY, PLANT & EQUIPMENT, NET                                               -

OTHER ASSETS:
NET GOODWILL                                                                                          0
LIFE INSURANCE - CSV                                                                                  0
PREPAID PENSION                                                                                       0
PROFESSIONAL RETAINERS                                                                                0
COLLATERALIZED LETTERS OF CREDIT                                                                      0
OTHER                                                                                                 0
                                                                                               --------
TOTAL OTHER ASSETS                                                                                    -
                                                                                               --------
TOTAL ASSETS                                                                                   $ 67,803
                                                                                               ========

12/3/03                            Page 6 of 7                      Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                                BALANCE SHEET**
                             (dollars in thousands)

                    LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES - POST-PETITION:
ACCOUNTS PAYABLE                                                                      $       -
ACCRUED PAYROLL                                                                               0
ACCRUED PAYROLL TAXES                                                                         0
ACCRUED PROPERTY TAXES                                                                        0
ACCRUED STATE INCOME TAXES                                                                   41
ACCRUED PROFESSIONAL FEES                                                                     0
ACCRUED RENT/LEASE                                                                            0
ACCRUED INTEREST                                                                              0
RESTRUCTURING / STORE CLOSING RESERVE                                                         0
ACCRUED VACATION                                                                              0
ACCRUED MEDICAL / HOSPITAL                                                                    0
ACCRUED CUSTOMER GIFT CARD BALANCES                                                           0
ACCRUED WORKERS COMPENSATION                                                                  0
ACCRUED OTHER                                                                                 0
                                                                                      ---------
                                                    SUBTOTAL                                 41
OTHER POST-PETITION LIABILITIES:
INTERCOMPANY LIABILITIES                                                                      0
OTHER LIABILITIES                                                                             0
                                                                                      ---------
                                                    SUBTOTAL                                  0
                                                                                      ---------
TOTAL CURRENT LIABILITIES - POST-PETITION                                                    41

LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
ACCOUNTS PAYABLE - MERCHANDISE                                                                0
ACCOUNTS PAYABLE - EXPENSE                                                                   50
ACCOUNTS PAYABLE - PROPERTY TAXES                                                             0
                                                                                      ---------
                                                    SUBTOTAL                                 50
LIABILITIES SUBJECT TO COMPROMISE - OTHER:
RESTRUCTURING / STORE CLOSING RESERVE                                                         0
ACCRUED PROPERTY TAXES                                                                       90
ACCRUED GOM CAPITAL LEASE OBLIGATION                                                      2,000
OFFICER'S DEFERRED COMPENSATION                                                               0
ACCRUED WORKERS COMPENSATION                                                                  0
ACCRUED VACATION                                                                              0
ACCRUED INTEREST                                                                              0
DEBENTURES                                                                                    0
MORTGAGES                                                                                10,858
OTHER LIABILITIES                                                                             0
                                                                                      ---------
                                                    SUBTOTAL                             12,948
                                                                                      ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                  12,998
                                                                                      ---------
TOTAL LIABILITIES                                                                        13,039

STOCKHOLDERS' EQUITY
COMMON STOCK                                                                                400
PAID IN SURPLUS                                                                               0
TREASURY STOCK                                                                                0
RETAINED EARNINGS, BEGINNING                                                             52,981
CURRENT PERIOD EARNINGS                                                                   1,383
                                                                                      ---------
                                                    SUBTOTAL                             54,764
                                                                                      ---------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                              $  67,803
                                                                                      =========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

12/3/03                            Page 7 of 7                      Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                        within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                             DOCUMENT     EXPLANATION
             REQUIRED DOCUMENTS                                 FORM NO.      ATTACHED      ATTACHED
------------------------------------------------                --------      --------      --------
Debtor Affirmations                                             MOR - 1         Yes
Schedule of Cash Receipts and Disbursements                     MOR - 2         Yes
Bank Account Reconciliations                                    MOR - 2         Yes
Statement of Operations                                         MOR - 3         Yes
Balance Sheet                                                   MOR - 4         Yes
Status of Postpetition Taxes                                    MOR - 5         N/A
Summary of Unpaid Postpetition Debts                            MOR - 5         N/A
Listing of aged accounts payable                                MOR - 5         N/A
Schedule of Insurance - Listing of Policies                     MOR - 6         N/A

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON CREDIT CORP.
----------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                    12/3/2003
----------------------------------------                         ---------------
Signature of Authorized Individual                               Date

Paul W. Gilbert                                                  Vice Chairman
----------------------------------------          ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

12/3/03                                                                 Form MOR

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                               DEBTOR AFFIRMATION

                     AS DEBTOR IN POSSESSION, I AFFIRM:                                 TRUE        FALSE
-----------------------------------------------------------------------------         ---------    --------
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                                   X

2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                          X

3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                       X

Additional Explanation (if necessary):

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON CREDIT CORP.
-------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                    12/3/2003
-------------------------------------                         ------------------
Signature of Authorized Individual                            Date

Paul W. Gilbert                                                    Vice Chairman
-------------------------------------             ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

12/3/03                            Page 2 of 7                      Form MOR - 1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON CREDIT CORP.

                                                                                CURRENT      CUMULATIVE
                                                                                 MONTH     FILING TO DATE
                                                          BANK ACCOUNTS         ACTUAL          ACTUAL
                                                    ------------------------    -------    --------------
CASH - BEGINNING OF MONTH                           $ -    $ -    $ -    $ -    $     -    $           84

RECEIPTS
INTERNAL TRANSFERS                                    -      -      -      -          -                 -
INTEREST INCOME                                       -      -      -      -          -                 -
ACCOUNTS RECEIVABLE - CREDIT & COLL.                  -      -      -      -          -                 -
ACCOUNTS RECEIVABLE - LOCKBOX                         -      -      -      -          -                 -
RETAIL STORE DEPOSITS                                 -      -      -      -          -                 -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                                        -                 -
REVOLVER BORROWINGS - FLEET                           -      -      -      -          -                 -
RETURN ITEMS REDEPOSITED                              -      -      -      -          -                 -
MISCELLANEOUS                                         -      -      -      -          -                 -
BANKCARD CASH RECEIPTS                                -      -      -      -          -                 -
EMPLOYEE BENEFIT PLANS                                -      -      -      -          -                 -
   TOTAL RECEIPTS                                   $ -    $ -    $ -    $ -    $     -    $            -

DISBURSEMENTS
INTERNAL TRANSFERS                                    -      -      -      -          -                 -
ELECTRONIC PAYROLL TAXES PAYMENTS                     -      -      -      -          -                 -
PAYROLL                                               -      -      -      -          -                 -
PAYMENTS/TRANSFERS TO LIQUIDATORS                     -      -      -      -          -                 -
VENDOR PAYMENTS                                       -      -      -      -          -                 -
ELECTRONIC SALES TAX PAYMENTS                         -      -      -      -          -                 -
RECEIPTS APPLIED TO REVOLVER BALANCE                  -      -      -      -          -                 -
CUSTOMER REFUNDS                                      -      -      -      -          -                 -
EMPLOYEE BENEFIT PLAN PAYMENTS                        -      -      -      -          -                 -
BANK FEES                                             -      -      -      -          -                 -
RETURN ITEMS                                          -      -      -      -          -                 -
MISCELLANEOUS                                         -      -      -      -          -                84
                                                      -      -      -      -          -                 -
   TOTAL DISBURSEMENTS                              $ -    $ -    $ -    $ -          -                84

NET CASH FLOW                                       $ -    $ -    $ -    $ -    $     -    $          (84)

CASH - END OF MONTH                                 $ -    $ -    $ -    $ -    $     -    $            -

DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                        $            -
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                   -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                 -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                            $            -

12/3/03                            Page 3 of 7                      Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                               BANK RECONCILIATION

JACOBSON CREDIT CORP.

                                            BANK ACCOUNTS         TOTAL
                                        ---------------------     -----
BALANCE PER BOOKS                       $ -   $ -   $ -   $ -     $   -

Bank Balance                              -     -     -     -         -
Plus: Deposits In Transit                 -     -     -     -         -
Less: Outstanding Checks                  -     -     -     -         -
Other                                     -     -     -     -         -
ADJUSTED BANK BALANCE                   $ -   $ -   $ -   $ -     $   -

OTHER

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

12/3/03                            Page 4 of 7          Form MOR - 2 (CONTINUED)

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                              Case No. 02-40961-DTS
Debtors                                                   Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                               Period       Month     Fiscal        Cumulative
                                                                Ended       Ended    Year 2003    Filing to date
                                                              02/01/03     0/31/03    to date         Totals
                                                              ---------    -------   ---------    --------------
Net Sales                                                     $       -    $     -   $       -    $            -

Cost of Goods Sold                                                    -          -           -                 -
                                                              ---------    -------   ---------    --------------
Gross Profit                                                          -          -           -                 -

Operating Expenses                                                    -          -           -                 -
                                                              ---------    -------   ---------    --------------

Operating Income / (Loss)                                             -          -           -                 -

Interest Expense                                                      -          -           -                 -

Other Income                                                          -          -           -                 -
                                                              ---------    -------   ---------    --------------

Net Income / (Loss) b/4 Restructuring Costs and Taxes                 -          -           -                 -

Reorganization / Liquidation Expenses                                (1)         -          (1)               (2)

Income Taxes - Benefit / (Expense)                                    -          -           -                 -
                                                              ---------    -------   ---------    --------------
Net Income / (Loss)                                           $      (1)   $     -   $      (1)   $           (2)
                                                              =========    =======   =========    ==============

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

12/3/03                            Page 5 of 7                      Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                                        ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENTS                                                            $     -
ACCOUNTS RECEIVABLE, NET                                                                   0
DUE FROM VENDORS, NET                                                                      0
INTERCOMPANY RECEIVABLE                                                                8,522
INVENTORIES                                                                                0
DEFERRED FINANCING                                                                         0
PREPAID INSURANCE                                                                          0
LANDLORD DEPOSITS                                                                          0
REFUNDABLE TAXES                                                                           0
OTHER PREPAIDS                                                                             0
                                                                                     -------
TOTAL CURRENT ASSETS                                                                   8,522

TOTAL PROPERTY, PLANT & EQUIPMENT                                                          0
LESS: ACCUMULATED DEPRECIATION                                                             0
                                                                                     -------
                                         PROPERTY, PLANT & EQUIPMENT, NET                  -

OTHER ASSETS:
LIFE INSURANCE - CSV                                                                       0
EQUITY IN SUBS                                                                             0
PREPAID PENSION                                                                            0
PROFESSIONAL RETAINERS                                                                     0
COLLATERALIZED LETTERS OF CREDIT                                                           0
OTHER                                                                                      0
                                                                                     -------
TOTAL OTHER ASSETS                                                                         -
                                                                                     -------
TOTAL ASSETS                                                                         $ 8,522
                                                                                     =======

12/3/03                            Page 6 of 7                      Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: October 1, 2003 to October 31, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                   LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES - POST-PETITION:
ACCOUNTS PAYABLE                                                       $         -
ACCRUED PAYROLL                                                                  0
ACCRUED PAYROLL TAXES                                                            0
ACCRUED PROPERTY TAXES                                                           0
ACCRUED STATE INCOME TAXES                                                       0
ACCRUED PROFESSIONAL FEES                                                        0
ACCRUED RENT/LEASE                                                               0
ACCRUED INTEREST                                                                 0
RESTRUCTURING / STORE CLOSING RESERVE                                            0
ACCRUED VACATION                                                                 0
ACCRUED MEDICAL / HOSPITAL                                                       0
ACCRUED CUSTOMER GIFT CARD BALANCES                                              0
ACCRUED WORKERS COMPENSATION                                                     0
ACCRUED OTHER                                                                    0
                                                                       -----------
                                                 SUBTOTAL                        0
OTHER LIABILITIES - POST-PETITION:
INTERCOMPANY LIABILITIES                                                         0
OTHER LIABILITIES                                                                0
                                                                       -----------
                                                 SUBTOTAL                        0
                                                                       -----------
TOTAL CURRENT LIABILITIES - POST-PETITION                                        0

LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
ACCOUNTS PAYABLE - MERCHANDISE                                                   0
ACCOUNTS PAYABLE - EXPENSE                                                       0
ACCOUNTS PAYABLE - PROPERTY TAXES                                                0
                                                                       -----------

                                                 SUBTOTAL                        0

LIABILITIES SUBJECT TO COMPROMISE - OTHER:
RESTRUCTURING / STORE CLOSING RESERVE                                            0
ACCRUED PROPERTY TAXES                                                           0
ACCRUED GOM CAPITAL LEASE OBLIGATION                                             0
ACCRUED WORKERS COMPENSATION                                                     0
OFFICER'S DEFERRED COMPENSATION                                                  0
ACCRUED VACATION                                                                 0
ACCRUED INTEREST                                                                 0
DEBENTURES                                                                       0
MORTGAGES                                                                        0
OTHER LIABILITIES                                                                0
                                                                       -----------
                                                 SUBTOTAL                        0
                                                                       -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                          0

                                                                       -----------
TOTAL LIABILITIES                                                                -

STOCKHOLDERS' EQUITY
COMMON STOCK                                                                 1,700
PAID IN SURPLUS                                                                  0
TREASURY STOCK                                                                   0
RETAINED EARNINGS, BEGINNING                                                 6,823
CURRENT PERIOD EARNINGS                                                         (1)
                                                                       -----------
                                                 SUBTOTAL                    8,522
                                                                       -----------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                               $     8,522
                                                                       ===========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

12/3/03                            Page 7 of 7                      Form MOR - 4